Federated Hermes Short-Term Income Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A2 SHARES (TICKER FTIQX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2023
On August 11, 2023, the Board of Trustees (the “Board”) of Federated Hermes Income Securities Trust approved the liquidation of the Class A2 Shares of Federated Hermes Short-Term Income Fund (the “Fund”) effective on or about August 18, 2023 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Class A2 Shares is in the best interest of the Fund and its shareholders.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund’s Prospectus. Final dividends, if any, will be distributed with the liquidation proceeds.
August 15, 2023

Federated Hermes Short-Term Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456084 (8/23)
© 2023 Federated Hermes, Inc.